Exhibit 10.2
AMENDMENT NO. 1
TO AMENDED AND RESTATED
CREDIT AGREEMENT AND GUARANTY

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY, dated as of August 5, 2020 (this “Amendment”), is by and among Foamix Pharmaceuticals Inc., a Delaware corporation (the “Borrower”), Foamix Pharmaceuticals Ltd., an Israeli limited liability company (the “Israeli Guarantor”), Menlo Therapeutics Inc., a Delaware corporation (the “Parent Guarantor”), the Lenders signatory hereto (the “Lenders”), and Perceptive Credit Holdings II, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, “Administrative Agent”). Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of March 9, 2020, among the Borrower, the Israeli Guarantor, the Parent Guarantor, certain subsidiaries of the Parent Guarantor from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
RECITALS
A. WHEREAS, the Borrower has requested that the Administrative Agent and Majority Lenders agree to certain amendments and modifications of Section 10.02 of the Credit Agreement;

B.  WHEREAS, the Lenders party hereto constitute Majority Lenders; and

C. WHEREAS, the Administrative Agent and the Majority Lenders have agreed to allow for the amendments and modifications to Section 10.02 of the Credit Agreement set forth herein on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
SECTION 1.01. Amendments to the Credit Agreement.  As of the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a) The following new defined terms shall be added to Section 1.01 of the Credit Agreement and inserted in appropriate alphabetical order:
“Amendment No. 1” means that certain Amendment No. 1 to Amended and Restated Credit Agreement and Guaranty, dated as of August 5, 2020, by and among the Borrower, the Parent Guarantor, the Israeli Guarantor, the Administrative Agent and the Lenders party thereto.
“Amendment No. 1 Effective Date” means August 5, 2020.
1
1271711.03-NYCSR01A - MSW

(b) Section 10.02 of the Credit Agreement is hereby deleted in its entirety and replaced by inserting the following new text:
10.02 Minimum Net Revenue. As of the last day of each fiscal quarter set forth below, the Parent Guarantor and its Subsidiaries, determined on a consolidated basis, shall have generated Net Revenue, for the twelve (12) consecutive month period ending on the last day of such fiscal quarter, in an aggregate amount not less than the corresponding amount set forth opposite such fiscal quarter:

Fiscal Quarter Ending	Revenue
December 31, 2020	$6,000,000
March 31, 2021	$10,500,000
June 30, 2021	$16,400,000
September 30, 2021	$25,800,000
December 31, 2021	$34,900,000
March 31, 2022	$43,500,000
June 30, 2022	$49,300,000
September 30, 2022	$53,400,000
December 31, 2022	$56,600,000
March 31, 2023	$59,900,000
June 30, 2023	$64,100,000
September 30, 2023	$72,000,000
December 31, 2023	$80,300,000
March 31, 2024	$88,800,000
June 30, 2024	$97,000,000

ARTICLE II
ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND
REPRESENTATIONS AND WARRANTIES

SECTION 2.01 Each Obligor confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Obligor under each Loan Document to which such Obligor is a party shall not be impaired and each Loan Document to which such Obligor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
SECTION 2.02 Each Obligor hereby acknowledges and agrees that the Guaranteed Obligations will include all Obligations under, and as defined in, the Amended Credit Agreement.
SECTION 2.03 To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Obligor party hereto represents and warrants to the Administrative Agent and the Lenders party hereto that as of the date hereof, the following statements are true, correct and complete:

(a) the representations and warranties made by each Obligor party hereto in each Loan Document are true and correct in all material respects as if made on and as of such date (or in the case of any representation or warranty qualified by materiality, Material Adverse Effect or similar qualification, true and correct in all respects) unless stated to relate solely to an earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date;
(b) the execution, delivery and performance of this Amendment by each Obligor party hereto has been duly authorized by all necessary corporate or other organizational action on the part of such Obligor and this Amendment constitutes a legal, valid and binding agreement of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(c) the execution, delivery and performance of this Amendment by any Obligor party hereto does not constitute a violation of any Law to which such Obligor or any of its Subsidiaries is subject, and does not result in the creation of any Lien (other than Permitted Liens) on any asset of such Obligor or any of its Subsidiaries, or violate, or result in a material default under any Material Agreement binding upon such Obligor or any of its Subsidiaries;
(d) no authorization or approval or other action by, and no notice or filing with, any Governmental Authority or any other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution, delivery and performance by any Obligor party to this Amendment; and
(e) immediately after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.
ARTICLE III
CONDITIONS PRECEDENT
SECTION 3.01. Conditions to Effectiveness of this Amendment. This Amendment shall become effective only upon, and shall be subject to, the prior or simultaneous satisfaction or waiver of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent (the date satisfaction of such conditions being referred to as the “Amendment Effective Date”):
(a) Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Parent Guarantor, the Israeli Guarantor and each of the Majority Lenders.
(b) Representations and Warranties; No Default. (1) Each of the representations and warranties set forth in this Amendment and each other Loan Document (including the Credit Agreement both immediately before and after giving effect to this Amendment) that are qualified by materiality, Material Adverse Effect or the like are, in each case, true and correct, (2) each of the representations and warranties set forth in this Amendment and each other Loan Document (including the Credit Agreement both immediately before and after giving effect to this Amendment) that are not qualified by materiality, Material Adverse Effect or the like are, in each case, true and correct in all material respects and (3) no Default or Event of Default has occurred and is continuing, or could reasonably be expected to result from the execution, delivery and performance of this Amendment or the transactions contemplated hereby.
(c) Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate of the Borrower confirming that the conditions precedent described in clause (b) of this Section 3.01 have been satisfied.
(d) Costs and Expenses, Etc. The Administrative Agent shall have received for its account and the account of each Lender all fees, costs and expenses due and payable to them pursuant to Section 14.03 of the Credit Agreement (including the Administrative Agent’s and each Lender’s reasonable and documented legal fees and out-of-pocket expenses) to the extent invoiced at least two (2) Business Days prior to the Amendment Effective Date.
ARTICLE IV
MISCELLANEOUS

SECTION 4.01. Governing Law; Jurisdiction; Jury Trial. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction. The jurisdiction and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement, respectively, are incorporated herein by reference mutatis mutandis.
SECTION 4.02. Effect of Amendment.
(a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement.
(b) This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement. The Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and other Loan Documents shall, except as expressly set forth in this Amendment, remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, consents and modifications set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders or the Administrative Agent under the Credit

Agreement or any other Loan Document, or a waiver of any Default or Event of Default or non-compliance with any term or condition contained in the Credit Agreement. Except as expressly set forth in this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any holder of the Administrative Agent or any Lender under any Loan Document or applicable Law, nor constitute a waiver of any provision of the Credit Agreement except as expressly set forth herein.
SECTION 4.03. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or the other Loan Documents.
SECTION 4.04. Costs and Expenses. Each Obligor party hereto agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable and documented out-of-pocket costs in connection with the negotiation, preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of outside counsel for the Administrative Agent and the Lenders,.
SECTION 4.05. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (including PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system.
SECTION 4.06. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 4.07. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

SECTION 4.08. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 4.09. Integration. This Amendment, together with the other Loan Documents, sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
SECTION 4.10. Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, PARENT GUARANTOR, Israeli Guarantor and the Borrower AND THEIR AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:
(a) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND
(b) FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER ARISING AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE DATE THAT WAS NINETY (90) DAYS PRIOR TO THE DATE HEREOF THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c) IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN.

NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d) THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e) THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f) THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND PRINCIPLES OF COMMON LAW THAT HAVE SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:
A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof.
FOAMIX PHARMACEUTICALS INC., as Borrower

By: /s/ David Domzalski__________________
Name: David Domzalski
Title: Chief Executive Officer
By: /s/ Andrew Saik _____________________
Name: Andrew Saik
Title: Chief Financial Officer

MENLO THERAPEUTICS INC., as Parent Guarantor

By: /s/ David Domzalski__________________
Name: David Domzalski
Title: Chief Executive Officer
By: /s/ Andrew Saik _____________________
Name: Andrew Saik
Title: Chief Financial Officer

FOAMIX PHARMACEUTICALS LTD., as Israeli Guarantor

By: /s/ David Domzalski__________________
Name: David Domzalski
Title: Chief Executive Officer
By: /s/ Andrew Saik _____________________
Name: Andrew Saik
Title: Chief Financial Officer

PERCEPTIVE CREDIT HOLDINGS II, LP, as Administrative Agent and a Lender
By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner
By _/s/ Sandeep Dixit ______________________
Name: Sandeep Dixit
Title: Chief Credit Officer
By _/s/ Sam Chawla________________________
Name: Sam Chawla
Title: Portfolio Manager

ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP, as a Lender
By: ORBIMED ROF III LLC, its general partner
By: ORBIMED ADVISORS LLC, its managing member
By /s/ W. Carter Neild_____________________
Name: W. Carter Neild
Title: Member